SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2006
VALLEY NATIONAL GASES INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	000-29226	23-2888240
(State or other jurisdiction or	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

200 West Beau Street, Suite 200
Washington, Pennsylvania		15301
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (724) 228-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On May 3, 2006, Valley National Gases Incorporated issued a press release to report its financial results for its quarter ended March 31, 2006. The release is included as Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is being furnished herewith:

99.1 Press Release dated May 3, 2006 of Valley National Gases Incorporated.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 3, 2006

VALLEY NATIONAL GASES INCORPORATED
/s/ James P. Hart
James P. Hart, President

EXHIBIT INDEX

99.1	Press Release, dated May 3, 2006, of Valley National Gases Incorporated.